================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2005

                             SPHERIX(R) INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                  0-5576             52-0849320
     ----------------------------      ------------      -------------------
     (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)      Identification No.)

       12051 Indian Creek Court, Beltsville, Maryland            20705
       ----------------------------------------------          ----------
          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code 301-419-3900

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 2 - FINANCIAL INFORMATION.

Item 2.02.   Results of Operations and Financial Condition.

        On March 29, 2005, the Registrant issued a press release regarding its financial results for the year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

        The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 99.1 - Press Release dated March 29, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Spherix Incorporated
                                                      (Registrant)

                                                      By:  /s/ Richard C. Levin
                                                           ---------------------
                                                           Richard C. Levin
                                                           CEO and President

                                                           Date:  March 29, 2005